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                                                                    EXHIBIT 10.1

                             AMKOR TECHNOLOGY, INC.

               $425,000,000 9 1/4% SERIES A SENIOR NOTES DUE 2006
        $200,000,000 10 1/2% SERIES A SENIOR SUBORDINATED NOTES DUE 2009

                               PURCHASE AGREEMENT

                                                                     May 6, 1999

SG COWEN SECURITIES CORPORATION
SALOMON SMITH BARNEY INC.
BT ALEX. BROWN INCORPORATED
NATIONSBANC MONTGOMERY SECURITIES LLC
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
c/o SG Cowen Securities Corporation
High Yield Syndicate
1221 Avenue of the Americas
13th Floor
New York, New York 10020

Dear Sirs:

        1. INTRODUCTORY. Amkor Technology, Inc., a Delaware corporation (the "Company"), proposes to sell, pursuant to the terms of this Agreement, to the several initial purchasers named in Schedule A hereto (the "Initial Purchasers," or, each, an "Initial Purchaser"), $425,000,000 principal amount of its 9 1/4% Series A Senior Notes due 2006 (the "Series A Senior Notes") and $200,000,000 principal amount of its 10 1/2% Series A Senior Subordinated Notes due 2009 (the "Series A Senior Subordinated Notes," and together with the Series A Senior Notes, the "Series A Securities"). The Series A Senior Notes are to be issued pursuant to an Indenture dated as of May 13, 1999 (the "Senior Notes Indenture") to be entered into between the Company and State Street Bank and Trust Company, as trustee (the "Senior Notes Trustee"). The Series A Senior Subordinated Notes are to be issued pursuant to an Indenture dated as of May 13, 1999 (the "Senior Subordinated Notes Indenture," and together with the Senior Notes Indenture, the "Indentures") to be entered into between the Company and State Street Bank and Trust Company, as trustee (the "Senior Subordinated Notes Trustee," and together with the Senior Notes Trustee, the "Trustees"). The Series A Securities and the Series B Securities (as defined below) issuable in exchange therefor are collectively referred to herein as the "Securities."

                The Series A Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom. The Company has prepared a preliminary offering memorandum dated April 22, 1999 (the "Preliminary Offering Memorandum") and will prepare an offering memorandum dated the date hereof (the "Offering Memorandum") setting forth information concerning the Company and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Company hereby confirms that it has authorized the use of the Preliminary Offering



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Memorandum and the Offering Memorandum in connection with the offering and resale of the Series A Securities by the Initial Purchasers solely in accordance with Section 3.

                Holders of the Series A Senior Notes (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Senior Notes Registration Rights Agreement (the "Senior Notes Registration Rights Agreement") to be dated, and executed on, the Closing Date. Holders of the Series A Senior Subordinated Notes (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Senior Subordinated Notes Registration Rights Agreement (the "Senior Subordinated Notes Registration Rights Agreement," and together with the Senior Notes Registration Rights Agreement, the "Registration Rights Agreements") to be dated, and executed on, the Closing Date. Pursuant to the Registration Rights Agreements the Company will agree to file with the Securities and Exchange Commission (the "Commission") (i) one or more registration statements under the Securities Act (the "Exchange Offer Registration Statements") relating to the Company's 9 1/4% Series B Senior Notes due 2006 (the "Series B Senior Notes") and the Company's 10 1/2% Series B Senior Subordinated Notes due 2009 (the "Series B Senior Subordinated Notes," and together with the Series B Senior Notes, the "Series B Securities") which are identical in all material respects to the Series A Securities (except that the Series B Securities will not contain terms with respect to transfer restrictions), to be offered in exchange for the Series A Securities (such offer to exchange being referred to as the "Exchange Offer"), and (ii) under certain circumstances, one or more shelf registration statements pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statements"), relating to the resale by certain holders of the Series A Securities.

        2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Initial Purchasers that:

                (a) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, did not, and on the Closing Date (as defined below) the Offering Memorandum will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing representations and warranties shall not apply to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon, and in conformity with, written information furnished to the Company through the Initial Purchasers specifically for inclusion therein.

                (b) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Series A Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations").

                (c) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 3 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Series A Securities to the Initial Purchasers and the offer, resale and delivery of the Series A Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Series A Securities under the Securities Act or to qualify the Indentures under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                (d) The Company, each of its Subsidiaries (as defined below), and, to the best of the




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Company's knowledge, without having made specific inquiry, Anam Semiconductor,
Inc. ("ASI"), have been duly incorporated or organized and are validly existing as corporations or, in the case of AAAP (as defined below), as a limited liability company, in good standing under the laws of their respective jurisdictions of incorporation or organization, have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, and are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to so qualify could not reasonably be expected to have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification, except such proceedings which, if successful, could not reasonably be expected to have individually or in the aggregate have a Material Adverse Effect. The Company owns or controls, directly or indirectly, only the following corporations, associations or other entities (each a "Subsidiary" and, collectively, the "Subsidiaries"): AK Industries, Inc., Amkor International Holdings, Ltd., Amkor Receivables Corp., Amkor Technology Inventory Co., Amkor Wafer Fabrications Services, S.A.R.L., Amkor/Anam Advanced Packaging, Inc. ("AAAP"), Amkor Technology EuroServices, S.A.R.L., Amkor/Anam Pilipinas, Inc. ("AAP"), C.I.L. Limited, First Amkor Cayman Islands, Ltd., Guardian Assets, Inc., Second Amkor Caymans, Inc., T.L. Limited, Amkor Technology Korea, Inc. ("AT Korea") and P-Four, Inc. ("P-Four").

                (e) The Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of the Company, have been duly and validly authorized and issued, are fully paid and non-assessable.

                (f) All the outstanding shares of capital stock of each Subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except (i) such shares of AAP and P-Four owned by directors thereof, which shares in each case do not exceed 0.1% of the outstanding shares of such Subsidiary, and (ii) to the extent set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "10-K"), are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

               (g) The Company has full right, power and authority to execute and deliver this Agreement, the Indentures, the Securities and the Registration Rights Agreements (collectively, the "Transaction Documents"), and the Asset Purchase Agreement, as amended prior to the date hereof (as defined in the Indentures), the Transition Services Agreement (as defined in the Indentures) and the Intellectual Property Rights Licensing Agreement (as defined in the Indentures) (collectively, the "K4 Acquisition Documents"), and that certain commitment letter dated April 9, 1999, between the Company and ASI relating to certain equity investments by the Company in ASI (the "Equity Investment Commitment Letter") and AT Korea has full right, power and authority to execute and deliver the Transition Services Agreement (as defined in the Indentures), and to perform their respective obligations hereunder and thereunder; all corporate action required to be taken by the Company or AT Korea for the due and proper authorization, execution and delivery of each of the Transaction Documents, the K4 Acquisition Documents and the Equity Commitment Letter and the consummation of the transactions contemplated thereby have been duly and validly taken.

                (h) Each of the Indentures, when duly executed by the proper officers of the




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Company and delivered by the Company, assuming due authorization, execution and delivery thereof by the Trustee party thereto, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The Offering Memorandum contains a fair summary of the principal terms of the Indentures. On the Closing Date, the Indentures will conform in all material respects to the requirements of the Trust Indenture Act and the Rules and Regulations applicable to an indenture which is qualified thereunder.

                (i) The Series A Securities, when duly executed, authenticated, issued and delivered as provided in the Indentures, and upon payment and delivery in accordance with this Agreement, and the Series B Securities, when duly executed, authenticated, issued and delivered as provided in the Indentures pursuant to the Exchange Offer, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture applicable thereto and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The Offering Memorandum contains a fair summary of the principal terms of the Securities.

                (j) Each of this Agreement, the Registration Rights Agreements and the Intellectual Property Rights License Agreement, when duly executed by the proper officers of the Company and delivered by the Company, assuming due authorization, execution and delivery thereof by the other parties thereto, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The Transition Services Agreement, when duly executed by the proper officers of AT Korea and delivered by AT Korea, assuming due authorization, execution and delivery thereof by the other parties thereto, will constitute a valid and binding agreement of AT Korea enforceable against AT Korea in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The Asset Purchase Agreement has been duly executed and delivered by the proper officers of the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The Company has no reason to believe that the Memorandum of Understanding for Workout of Affiliates of Anam Group dated April 1999, among ASI, Anam Environmental Industry Co., Ltd., James J. Kim, the Council of Creditor Financial Institutions identified in Attachment I thereto and Cho Hung Bank (the "MOU"), has not been duly authorized, executed and delivered by ASI, or does not constitute a valid and binding agreement of ASI, enforceable against ASI, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The Offering Memorandum contains a fair summary of the




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principal terms of this Agreement, the Registration Rights Agreements, the Asset
Purchase Agreement, the Transition Services Agreement, the Intellectual Property Rights Licensing Agreement, the Equity Investment Commitment Letter and the MOU.

                (k) There is no franchise, lease, contract, agreement or document required by the Securities Act or by the Rules and Regulations to be described in the 10-K or to be filed as an exhibit thereto which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the 10-K and/or the Offering Memorandum, to the extent such franchises, leases, contracts, agreements or documents are described therein, are accurate and complete descriptions of such documents in all material respects.

                (l) Neither the Company nor any of its Subsidiaries is or, after giving effect to the offering of the Series A Securities and the application of the proceeds thereof as described in the Offering Memorandum will become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended and the rules and regulations of the Commission thereunder.

                (m) Except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Series A Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Transaction Documents and the K4 Acquisition Documents by the Company and the consummation of the transactions contemplated thereby.

                (n) Neither the issuance and sale of the Securities by the Company nor the performance of the Company's obligations under the Transaction Documents or the K4 Acquisition Documents nor the fulfillment of the terms hereof or thereof will conflict with, or result in a breach or violation of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to (i) the charter or by-laws of the Company or any of its Subsidiaries, (ii) the terms or provisions of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, or (iii) any U.S. statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Subsidiaries of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, except any conflicts, breaches or violations which, singularly or in the aggregate, would not have a Material Adverse Effect.

                (o) Except as set forth in the Offering Memorandum, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries or its or their property or assets is pending or, to the best of the Company's knowledge, threatened that could reasonably be expected to have, singularly or in the aggregate, a material adverse effect on the performance of the Transaction Documents, the K4 Acquisition Documents or the Equity Investment Commitment Letter or the consummation of any of the transactions contemplated thereby or a Material Adverse Effect.

                (p) To the best of the Company's knowledge, without having made specific inquiry, the Transition Services Agreement and the Intellectual Property Rights License Agreement have been duly authorized by ASI and, when duly executed by the proper officers of ASI and delivered by ASI, will




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be valid, binding and enforceable agreements of ASI, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. To the best of the Company's knowledge, without having made specific inquiry, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving ASI or its property or assets is pending or threatened that could reasonably be expected to have a material adverse effect on ASI's performance of the Asset Purchase Agreement, the Transition Services Agreement or the Intellectual Property Rights License Agreement or the consummation of any of the transactions contemplated thereby.

                (q) Each of the Company and its Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, in each case free and clear of all liens, encumbrances, claims and defects that may result in a Material Adverse Effect.

                (r) Except as set forth in the Offering Memorandum, neither the Company nor any of its Subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, (iii) is in violation in any respect of any statute, law, rule, regulation, judgment order or decree of any court, governmental body, arbitrator or other authority having jurisdiction over the Company, any such Subsidiary or any of their respective properties or assets, or
(iv) is in non-compliance with any term or condition of, or has failed to obtain and maintain in effect, any license, certificate, authorization or permit required for the ownership or lease of its property or the conduct of its business, except any violations, defaults, non-compliance or failures which, singularly or in the aggregate, would not have a Material Adverse Effect.

                (s) Arthur Andersen LLP, who has expressed its opinion on the audited combined financial statements of the Company and related schedules included in the Offering Memorandum are independent public accountants with respect to the Company and its Subsidiaries within the meaning of the Securities Act and the Rules and Regulations.

                (t) To the best of the Company's knowledge, Samil Accounting Corporation, an affiliate of Coopers & Lybrand LLP, who has expressed its opinion on the audited financial statements of the ASI packaging and test facility known as K4 ("K4") included in the Offering Memorandum are independent public accountants with respect to ASI and its subsidiaries and K4, within the meaning of the Securities Act and the Rules and Regulations.

                (u) The historical consolidated financial statements of the Company and its Subsidiaries, included in the Offering Memorandum present fairly in all material respects the financial condition, results of operation and cash flows of the Company and its Subsidiaries, on a consolidated basis, as of the dates and for the periods indicated, comply as to form with the accounting requirements of the Securities Act and the rules and regulations thereunder applicable to a registration statement on Form S-1 and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The Company has no reason to believe that the historical condensed financial statements of ASI included in the Offering Memorandum do not present fairly in all material respects the financial condition and results of operation of ASI and its subsidiaries on a consolidated basis, as of the dates and for the periods indicated,




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or have not been prepared in conformity with generally accepted accounting principles in the Republic of Korea applied on a consistent basis throughout the periods involved. The pro forma financial information contained in the Offering Memorandum has been prepared on a basis consistent with the historical financial statements contained in the Offering Memorandum (except for the pro forma adjustments specified therein), includes all material adjustments to the historical financial information required by Rule 11-02 of Regulation S-X under the Securities Act and the Exchange Act to reflect the transactions described in the Offering Memorandum, gives effect to assumptions made on a reasonable basis and fairly presents the historical and proposed transactions contemplated by the Offering Memorandum, the Transaction Documents and the K4 Acquisition Documents. The other historical financial and statistical information and data included in the Offering Memorandum are, in all material respects, fairly presented.

                (v) To the best of the Company's knowledge, there are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the sale by the Company of the Securities.

                (w) Neither the Company nor any of its Subsidiaries has been or is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each of its Subsidiaries is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect, except as described in the Offering Memorandum.

                (x) Except as described in the Offering Memorandum, the Company and its Subsidiaries each (i) have filed all federal, state, local and foreign income and franchise tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect), (ii) have paid all federal, state, local and foreign taxes shown as payable on such returns, to the extent that any of the foregoing is due and payable, except for any such tax that is currently being contested in good faith or as would not have a Material Adverse Effect, and (iii) do not have any tax deficiency or claims outstanding or assessed or, to the best of the Company's knowledge, proposed against it which could reasonably be expected to have a Material Adverse Effect.

                (y) No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the best of the Company's knowledge, is threatened that could reasonably be expected to have a Material Adverse Effect.

                (z) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent for the businesses in which they are engaged; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in or contemplated in the Offering Memorandum.




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                (aa)    No Subsidiary of the Company is currently prohibited,
directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated in the Offering Memorandum.

                (bb) The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (cc) The Company and each of its Subsidiaries owns or has obtained licenses for the patents, patent applications, trade and service marks, trade secrets and other intellectual properties referenced or described in the Offering Memorandum as being owned by or licensed to them (collectively, the "Intellectual Property"). Except as set forth in or contemplated in the Offering Memorandum, (i) to the best of the Company's knowledge, there are no rights of third parties to any such Intellectual Property owned by the Company or any of its Subsidiaries; (ii) to the best of the Company's knowledge, there is no material infringement by third parties of any such Intellectual Property; (iii) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or any of its Subsidiaries in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (v) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others; (vi) to the best of the Company's knowledge, there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Offering Memorandum as being owned by or licensed to the Company or any of its Subsidiaries that interferes with the issued or pending claims of any such Intellectual Property; and (vii) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company or any of its Subsidiaries invalid or any U.S. patent application held by the Company or any of its Subsidiaries unpatentable which has not been disclosed to the U.S. Patent and Trademark Office, in each case that could reasonably be expected to result in a Material Adverse Effect. Each of the Company and its Subsidiaries owns or could obtain the Intellectual Property or has the rights to the Intellectual Property that is necessary to conduct the Company's business as described in the Offering Memorandum.

                (dd) None of the Company nor any of its affiliates or any other person acting on its or their behalf has engaged, in connection with the offering of the Series A Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D ("Regulation D") under the Securities Act.

                (ee) Neither the Company nor any of its affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Series A




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Securities in a manner that would require registration of the Series A
Securities under the Securities Act.

                (ff) The Series A Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

                (gg) Neither the Company nor its affiliated purchasers, as defined in Rule 100 of Regulation M ("Regulation M") under the Exchange Act, either alone or with one or more other persons, (i) has taken, either directly or indirectly, any action which was designed to cause or result in, stabilization or manipulation of the price of any security of the Company ("Subject Securities") in connection with the offering of the Securities or (ii) will bid for or purchase any Subject Securities of the Company or any other covered securities (within the meaning of Regulation M) relating to the Subject Securities (together with Subject Securities, "Covered Securities"), or attempt to induce any person to bid for or purchase any Covered Securities, in either case, for the purpose of creating actual or apparent active trading in, or raising the price of the Securities.

                (hh) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of its Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of its Subsidiaries or any of the members of the families of any of them, which loans, advances or guarantees are required to be, and are not, disclosed in the 10-K.

                (ii) There have not been, and there are not proposed, (i) any transactions or agreements between the Company or any of its Subsidiaries on the one hand and the officers, directors or stockholders of the Company or any of its Subsidiaries on the other hand, or (ii) any transactions or agreements between the Company on the one hand and any of its Subsidiaries on the other hand, or among any of the Company's Subsidiaries, which transactions or agreements are required to be, and are not, disclosed in the 10-K.

                (jj) No officer or director of the Company is in breach or violation of any employment agreement, non-competition agreement, confidentiality agreement or other agreement restricting the nature or scope of employment to which such officer or director is a party, other than such breaches or violations which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; neither the current conduct nor the proposed conduct of the Company's business, as described in the Offering Memorandum, could reasonably be expected to result in a breach or violation of any such agreement.

                (kk) Neither the Company nor any of its Subsidiaries has sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any development which could reasonably be expected to have a Material Adverse Effect, otherwise than as set forth or contemplated in the Offering Memorandum.

                (ll) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of

ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which could reasonably be expected to have a Material Adverse Effect; each employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan"; and each "pension plan" (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

                (mm) The minute books of the Company and each of its Subsidiaries have been made available to the Initial Purchasers and counsel for the Initial Purchasers, and such books contain a fair summary of all meetings and actions of the directors and shareholders of the Company and each of its Subsidiaries since the time of its respective incorporation through the date of the latest meeting and action.

                (nn) On and immediately after the Closing Date (as defined below), the Company (after giving effect to the issuance of the Series A Securities and to the other transactions related thereto as described in the Offering Memorandum) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the probable liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the sale of the Series A Securities as contemplated by this Agreement and the Offering Memorandum, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (iv) the Company is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                (oo) Neither the Company nor any of its Subsidiaries own any "margin securities" as that term is defined in Regulations of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation T, U or X of the Federal Reserve Board.

                (pp) Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Series A Securities.

                (qq) No forward-looking statement (within the meaning of Section 27A of the

Securities Act and Section 21E of the Exchange Act) contained in the Offering Memorandum has been made for which the Company's management did not have a reasonable basis.

                (rr) The Company has reviewed its operations and that of its Subsidiaries and any third parties with which the Company or any of its Subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its Subsidiaries will be affected by the Year 2000 Problem. As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a Material Adverse Effect, except as set forth in the Offering Memorandum. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

                (ss) Except as set forth in the Offering Memorandum, neither the Company nor any of its Subsidiaries nor, to the best of the Company's knowledge, any employee or agent of the Company of any of its Subsidiaries, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law which could reasonably be expected to have a Material Adverse Effect .

                (tt) To the best of the Company's knowledge, without having made specific inquiry, the MOU is in full force and effect as of the date hereof and has not been modified or terminated by any of the parties thereto.

        3.      PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES.

                (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.75% of the principal amount thereof with respect to the Series A Senior Notes, and at a purchase price of 97.25% of the principal amount thereof with respect to the Series A Senior Subordinated Notes, plus accrued interest, if any, from May 13, 1999 to the Closing Date, the principal amount of Series A Securities set forth opposite the name of such Initial Purchaser on Schedule A hereto. The Company shall not be obligated to deliver any of the Series A Securities except upon payment for all of the Series A Securities to be purchased as provided herein.

                Delivery of and payment for the Series A Securities shall be made at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, or at such other place as shall be agreed upon by SG Cowen Securities Corporation ("SG Cowen") and the Company, at 10:00 A.M., New York City time, on May 13, 1999, or at such other date or time as shall be agreed upon by SG Cowen and the Company (such date and time being referred to herein as the "Closing Date").

                The Series A Securities to be purchased by each Initial Purchaser hereunder and sold to Qualified Institutional Buyers (as defined below) shall be represented by one or more global securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company or its designated custodian. On the Closing Date, the Company shall deliver or cause to be delivered the Series A Securities to SG Cowen for the account of each Initial Purchaser against payment to or upon the order of the Company of the purchase price by wire transfer payable in Federal (same day) funds by causing The Depository Trust Company to credit the Series A Securities to the account of SG Cowen at The Depository Trust Company.

                (b) The Initial Purchasers have advised the Company that they propose to offer the Series A Securities for resale upon the terms and subject to the conditions set forth herein and in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company that (i) it is purchasing the Series A Securities pursuant to a private sale exempt from registration under the Securities Act,
(ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Series A Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of
Section 4(2) of the Securities Act and (iii) it has solicited and will solicit offers for the Series A Securities only from, and has offered or sold and will offer, sell or deliver the Series A Securities, as part of its initial offering, only to persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A. Each Initial Purchaser, severally and not jointly, agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Series A Securities purchased by such Initial Purchaser from the Company pursuant hereto, such Initial Purchaser shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment or supplement thereto that the Company shall have furnished to such Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 6(d), (e), (f), (g), (h) and (i), counsel for the Company and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this Section 3, and each Initial Purchaser hereby consents to such reliance.

                (c) The Company acknowledges and agrees that the Initial Purchasers may sell Series A Securities to any affiliate of an Initial Purchaser and that any such affiliate may sell Series A Securities purchased by it to an Initial Purchaser.

        4. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with each of the several Initial Purchasers:

                (a) To advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, of any suspension of the qualification of the Series A Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time.

                (b) To furnish promptly to each of the Initial Purchasers and to counsel for the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested.

                (c) Prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof to each of the Initial Purchasers and counsel for the Initial Purchasers and not to effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review.

                (d) If, at any time prior to completion of the resale of the Series A Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law.

                (e) For so long as the Series A Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Series A Securities and prospective purchasers of the Series A Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Series A Securities designated by such holders).

                (f) To promptly take from time to time such actions as the Initial Purchasers may reasonably request to qualify the Series A Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and to continue such qualifications in effect for so long as required for the distribution of the Series A Securities; provided that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

                (g) During the period of five years from the date hereof, the Company will deliver to the Initial Purchasers, (i) as soon as they are available, copies of all reports or other communications furnished to shareholders and (ii) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission pursuant to the Exchange Act or any national securities exchange or automatic quotation system on which the Securities or any class of securities of the Company are listed or quoted.

                (h) During the period beginning from the date hereof and continuing to and including the Closing Date, the Company will not offer for sale, sell, contract to sell or otherwise dispose of directly or indirectly, or file a registration statement for, or announce any offering of, any securities of the Company that are substantially similar to the Series A Securities.

                (i) To assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Series A Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC").

                (j) Not to, and use reasonable efforts to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities
Act) which could be integrated with the sale of the Series A Securities in a manner which would require registration of the Series A Securities under the Securities Act.

                (k) Except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and to cause its affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Series A Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Series A Securities as contemplated by this Agreement and the Offering Memorandum.

                (l) During the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchasers, not to, and not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

                (m) Prior to the Closing Date, the Company will furnish to the Initial Purchasers, promptly following the time they have been publicly released, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

                (n) Prior to the Closing Date, the Company will not issue any press release or other public communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Initial Purchasers are notified), without consultation with SG Cowen, unless in the judgment of the Company and its counsel, and after notification to the Initial Purchasers, such press release or public communication is required by law.

                (o) In connection with the offering of the Series A Securities, until SG Cowen shall have notified the Company of the completion of the resale of the Series A Securities, the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Series A Securities, or attempt to induce any person to purchase any Series A Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Series A Securities.

                (p) The Company will not take any action prior to the Closing Date which would require the Offering Memorandum to be amended or supplemented pursuant to Section 4(b).

                (q) The Company will apply the net proceeds from the sale of the Series A Securities as set forth in the Offering Memorandum under the heading "Use of Proceeds".

                (r) The Company will not, for so long as the Series A Securities are outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and will not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder.

                (s) In connection with the offering of the Series A Securities, until the earlier to occur of (i) the date SG Cowen shall have notified the Company of the completion of the resale of the Series A Securities or (ii) 30 days following the Closing Date, the Company will make its officers, employees, independent accountants and legal counsel reasonably available upon request by SG Cowen.

                (t) To not take any action prior to the execution and delivery of the Indentures which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indentures.

                (u) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date of the Offering Memorandum, or if the information reported in the 10-K, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Florida Department of Banking and Finance (the "Department") notice of such business or change, as appropriate, in a form acceptable to the Department.

        5. PAYMENT OF EXPENSES. The Company agrees with the Initial Purchasers to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Series A Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, Offering Memorandum and any amendments and exhibits thereto, the costs of printing, reproducing and distributing the applicable Transaction Documents by mail, telex or other means of communications; (c) all expenses incurred in connection with the application for quotation of the Series A Securities on the PORTAL Market and the approval of the Series A Securities for book-entry transfer by the Depository Trust Company; (d) any applicable listing or other fees; (e) the fees and expenses of qualifying the Series A Securities under the securities laws of the several jurisdictions as provided in Section 4(f) and of preparing, printing and distributing Blue Sky Memoranda and Legal Investment Surveys (including related fees and expenses of counsel to the Initial Purchasers); (f) all fees and expenses of the Trustees or any agent thereof; (g) any fees charged by securities rating services for rating the Series A Securities; and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company's counsel and the Company's independent accountants); provided that, except as otherwise provided in this Section 5 and in Section 9, the Initial Purchasers shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Series A Securities which they may sell and the expenses of advertising any offering of the Series A Securities made by the Initial Purchasers.

        6. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The respective obligations of the several Initial Purchasers hereunder are subject to the accuracy in all material respects, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy in all material respects of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                (a) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Company and the Initial Purchasers may agree; and no stop order suspending the sale of the Series A Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                (b) None of the Initial Purchasers shall have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, which has not been corrected in an amendment or supplement to the Offering Memorandum prior to the Closing Date as required pursuant to Section 4(d) hereof.

                (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of each of the Transaction Documents, the K4 Acquisition Documents, the Offering Memorandum and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                (d) Wilson, Sonsini, Goodrich & Rosati Professional Corporation shall have furnished to the Initial Purchasers such counsel's written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                        i. Each of the Company and its Subsidiaries incorporated or organized under the laws of any state of the United States (the "U.S. Subsidiaries") has been duly incorporated or organized and is validly existing as a corporation or, in the case of AAAP, a limited liability company, in good standing under the laws of their respective jurisdictions of incorporation or organization, with full power and authority to own or hold its properties and to conduct its business as described in the Offering Memorandum.

                        ii. The Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform as to legal matters in all material respects to the description thereof contained in the Offering Memorandum.

                        iii. All the outstanding shares of capital stock of each U.S. Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable.

                        iv. The Company has full right, power and authority to execute and deliver each of the Transaction Documents, the K4 Acquisition Documents to which it is a party and the Equity

Investment Commitment Letter and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents to which the Company is a party and the consummation of the transactions contemplated thereby have been duly and validly taken.

                        v. This Agreement, the Indentures, the Registration Rights Agreements, the Asset Purchase Agreement and the Intellectual Property Rights Licensing Agreement have been duly executed and delivered by the Company.

                        vi. The Equity Investment Commitment Letter has been duly executed and delivered by the Company.

                        vii. The statements made in the Offering Memorandum under the headings "Description of Notes" and "Plan of Distribution," insofar as they purport to constitute a summary of the legal matters or documents referred to therein, fairly summarize such legal matters and the principal terms of the Transaction Documents in all material respects.

                        viii.   Except for such consents, approvals,
authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Series A Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, no consent, approval, authorization or order of, or filing or registration with, any U.S. court, governmental agency or body is required for the execution, delivery and performance of the Transaction Documents or the K4 Acquisition Documents to which the Company is a party by the Company and the consummation of the transactions contemplated thereby, except where the failure to obtain such consents, approvals, authorizations or orders or make such filings or registrations could not reasonably be expected to have a Material Adverse Effect.

                        ix. Neither the issue and sale of the Series A Securities nor the performance of the Company's obligations under the Transaction Documents or the K4 Acquisition Documents nor the fulfillment of the terms thereof will result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the U.S. Subsidiaries pursuant to (i) the charter or by-laws of the Company or any U.S. Subsidiary, or (ii) any U.S., California or Delaware statute, law, rule, regulation, judgment, order or decree known to such counsel applicable to the Company or any of the U.S. Subsidiaries of any U.S., California or Delaware court or governmental agency or body having jurisdiction over the Company or any of the U.S. Subsidiaries or any of their property or assets.

                        x. The Company is not and, after giving effect to the offering and sale of the Series A Securities and the application of the proceeds thereof as described in the Offering Memorandum under the heading "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder.

                        xi. Assuming the accuracy of the representations, warranties and agreements of the Company and of the Initial Purchasers contained in this Agreement, no registration of the Series A Securities under the Securities Act or qualification of the Indenture under the Trust Indenture Act is required in connection with the issuance and sale of the Series A Securities of the Company and the offer, resale and delivery of the Series A Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum.

                Such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants of the Company and the Initial Purchasers and its representatives at which the contents of the Preliminary Offering Memorandum and the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon, and assumes no responsibility for, the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Memorandum or the Offering Memorandum (except as indicated above), on the basis of the foregoing, no facts have come to such counsel's attention which led such counsel to believe that the Offering Memorandum, as of its date or the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except as to financial statements and schedules and other financial and statistical data included therein).

                In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California, the United States or the corporate laws of the State of Delaware, to the extent they deem proper and specify in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and the U.S. Subsidiaries and public officials. Such opinion may also contain customary qualifications and limitations. References to the Offering Memorandum in this paragraph (d) include any amendments or supplements thereto at the Closing Date.

                (e) Winthrop, Stimson, Putnam & Roberts, special New York counsel to the Company, shall have furnished to the Initial Purchasers such counsel's written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                        i. Assuming due authorization, execution and delivery thereof by all the parties thereto, each of the Indentures constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

                        ii. The Series A Securities, when executed and issued by the Company and, assuming due authorization, execution and delivery thereof by the Company and the Trustees, and upon payment and delivery in accordance with this Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and entitled to the benefits of the Indenture under which they are issued.

                        iii. Assuming due authorization, execution and delivery thereof by all the parties thereto, the Registration Rights Agreements constitute the valid and legally binding agreements of the Company enforceable against the Company in accordance with their terms, except to the extent limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

                iv. Neither the issue and sale of the Series A Securities nor the performance of the Company's obligations under the Transaction Documents nor the fulfillment of the terms thereof will conflict with, or result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the U.S. Subsidiaries pursuant to any New York statute, law, rule, regulation, judgment, order or decree known to such counsel applicable to the Company or any of the U.S. Subsidiaries of any New York court or governmental agency or body having jurisdiction over the Company or any of the U.S. Subsidiaries or any of their property or assets.

                In rendering such opinion, such counsel may relay (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, to the extent they deem proper and specify in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and the U.S. Subsidiaries and public officials. Such opinion may also contain customary qualifications and limitations. References to the Offering Memorandum in this paragraph (e) include any amendments or supplements thereto at the Closing Date.

                (f) Kevin Heron, Esq., the General Counsel of the Company, shall have furnished to the Initial Purchasers such counsel's written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                        i. Neither the issue and sale of the Securities nor the performance of the Company's obligations under this Agreement, the Indentures, the Securities or the Registration Rights Agreements nor the fulfillment of the terms hereof or thereof will conflict with, or result in a breach or violation of, constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the U.S. Subsidiaries pursuant to (i) the charter or by-laws of the Company or any U.S. Subsidiary, or (ii) the terms or provisions of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any U.S. Subsidiary is a party or bound or to which any of the property or assets of the Company or any U.S. Subsidiary is subject, except breaches or violations which, either individually or in the aggregate, would not have a Material Adverse Effect, or (iii) any Pennsylvania statute, law, rule, regulation, judgment, order or decree applicable to the Company or any U.S. Subsidiary of any Pennsylvania court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets.

                        ii. Neither the performance of the Company's or the U.S. Subsidiary Parties' obligations under the Asset Purchase Agreement, the Transition Services Agreement or the Intellectual Property Rights License Agreement nor the fulfillment of the terms thereof will conflict with, or result in a breach or violation of, constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the U.S. Subsidiary Parties pursuant to (i) the charter or by-laws of the Company or any U.S. Subsidiary Party, or (ii) the terms or provisions of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument which is filed as an exhibit to the 10-K, except breaches or violations which, either individually or in the aggregate, would not have a Material Adverse Effect, or (iii) any Pennsylvania statute, law, rule, regulation, judgment, order or decree applicable to the Company or any U.S. Subsidiary Party of any Pennsylvania court or governmental agency or body having jurisdiction over the Company or any of the

U.S. Subsidiary Parties or any of their properties or assets. Except for any consent, approval, authorization or order or filing which has been obtained or made by the Company or any of the U.S. Subsidiary Parties, no consent, approval, authorization or order of, or filing or registration with, any U.S. court or governmental agency or body is required in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement, the Transition Services Agreement or the Intellectual Property Rights License Agreement.

                        iii. To the best of such counsel's knowledge and other than as set forth in the Offering Memorandum, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the U.S. Subsidiaries or its or their property or assets is pending which, singularly or in the aggregate, if determined adversely to the Company or any of the U.S. Subsidiaries, might have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under the Transaction Documents, the K4 Acquisition Documents or the Equity Investment Commitment Letter; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                        iv. Except to the extent set forth in the 10-K, all the outstanding shares of capital stock of each U.S. Subsidiary are owned by the Company directly or indirectly through one or more wholly owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party. The Company owns all of the outstanding common stock of C.I.L. Limited free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party, and to the best of such counsel's knowledge, C.I.L. Limited has not transferred or encumbered the shares of common stock of AT Korea owned by it.

                In rendering such opinion, such counsel may rely as to matters involving the application of laws of any jurisdiction other than the State of Pennsylvania, the United States or the corporate laws of the State of Delaware, to the extent he deems proper and specifies in such opinion, upon the opinion of other counsel of good standing whom he believes to be reliable and who are satisfactory to counsel for the Initial Purchasers. Such opinion may also contain customary qualifications and limitations. References to the Offering Memorandum in this paragraph (f) include any supplements thereto at the Closing Date.

                (g) Ortega, Del Castillo, Bacorro, Odulio, Calma & Carbonell Law Offices, Philippines counsel for the Company, shall have furnished to the Initial Purchasers such counsel's written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                        i. Each of AAP, AAAP and P-Four (the "Philippines Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Philippines, with full corporate power and authority to own or hold its properties and to conduct the businesses in which it is engaged.

                        ii. All the outstanding shares of capital stock of each Philippines Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and, except such shares of each Philippines Subsidiary owned by directors thereof, which shares in each case do not exceed 0.1% of the outstanding shares of such Subsidiary, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

                        iii. The statements made in the Offering Memorandum in the third paragraph under the heading "Enforceability of Judgments" in the section entitled "Description of Notes," as they purport to constitute a summary of the legal matters referred to therein, fairly summarize such legal matters in all material respects.

                In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper on certificates of responsible officers of the Company and public officials. Such opinion may also contain customary qualifications and limitations. References to the Offering Memorandum in this paragraph (g) include any amendments or supplements thereto at the Closing Date.

                (h) Kim & Chang, Korean Counsel for the Company, shall have furnished to the Initial Purchasers such counsel's written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers to the effect that:

                        i. Each of AT Korea and ASI has been duly incorporated and is validly existing as a corporation under the laws of the Republic of Korea, with full corporate power and authority to own or hold its properties and to conduct the businesses in accordance with its Articles of Incorporation.

                        ii. All the outstanding shares of capital stock of AT Korea have been duly authorized and validly issued, are fully paid and nonassessable, and the Shareholders Registry provides that C.I.L. Limited, a corporation incorporated under the laws of the Cayman Islands, owns all of such outstanding shares of capital stock of AT Korea without being subject to any liens thereon.

                        iii. The Asset Purchase Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

                        iv. Each of the Transition Services Agreement and the Intellectual Property Rights License Agreement constitutes a valid and legally binding obligation of AT Korea, enforceable against AT Korea in accordance with its terms.

                        v. Notwithstanding that certain other licenses and permits may be required for AT Korea to conduct its business, no separate consent, approval, authorization, filing with or order of any court or governmental agency or body in the Republic of Korea is required in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement, the Transition Services Agreement, the Intellectual Property Rights License Agreement, the Equity Investment Commitment Letter or the MOU, except for (i) those that have already been obtained or made and are in full force and effect and (ii) with respect to the equity investment by the Company into ASI under the Equity Investment Commitment Letter and the MOU, a foreign investment report must be filed with a foreign exchange bank in the Republic of Korea under the Foreign Investment Promotion Law.

                        vi. Neither the performance of the Company's obligations under the Asset Purchase Agreement and the Equity Investment Commitment Letter nor the fulfillment of the terms thereof will conflict with, or result in a breach or violation of any statute, law, rule, regulation, order or decree having the force of law in the Republic of Korea.

                        vii. Neither the performance of AT Korea's obligations under the Transition Services Agreement and the Intellectual Property Rights License Agreement nor the fulfillment of the terms thereof will conflict with, or result in a breach or violation of any statute, law, rule, regulation, order or decree having the force of law in the Republic of Korea.

                        viii. The statements made in the Offering Memorandum in the second paragraph under the heading "Enforceability of Judgments" in the section entitled "Description of Notes," as they purport to constitute a summary of the legal matters referred to therein, fairly summarize such legal matters in all material respects.

                In rendering such opinion, such counsel may rely as to matters of fact, the extent they deem proper, on certificates of responsible officers of ASI, AT Korea and the Company and public officials. Such opinion may also contain customary qualifications and limitations. References to the Offering Memorandum in this paragraph (h) include any amendments and supplements thereto at the Closing Date.

                (i) The Initial Purchasers shall have received from Latham & Watkins, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

                (j) At the time of the execution of this Agreement, the Initial Purchasers shall have received from Arthur Andersen LLP a letter, addressed to the Initial Purchasers and dated such date, in form and substance satisfactory to the Initial Purchasers (i) confirming that they are the independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of the Securities Act and the Rules and Regulations and (ii) stating the conclusions and findings of such firm with respect to the financial statements and certain financial information contained in the Offering Memorandum.

                (k) At the time of the execution of this Agreement, the Initial Purchasers shall have received from Samil Accounting Corporation, an affiliate of Coopers & Lybrand LLP, a letter, addressed to the Initial Purchasers and dated such date, in form and substance satisfactory to the Initial Purchasers (i) confirming that they are the independent certified public accountants with respect to ASI and K4 within the meaning of the Securities Act and the Rules and Regulations and (ii) stating the conclusions and findings of such firm with respect to the financial statements and certain financial information contained in the Offering Memorandum.

                (l) On the Closing Date, the Initial Purchasers shall have received a letter (the "bring-down letter") from Arthur Andersen LLP, addressed to the Initial Purchasers and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum as of a date not more than three business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Initial Purchasers concurrently with the execution of this Agreement pursuant to Section 6(j).

                (m) On the Closing Date, the Initial Purchasers shall have received a letter (the "bring-down letter") from Samil Accounting Corporation, an affiliate of Coopers & Lybrand LLP, addressed to the Initial Purchasers and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum as of a date not more than three business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Initial Purchasers concurrently with the execution of this Agreement pursuant to Section 6(k).

                (n) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President or its chief financial officer stating that
(i) such officers have carefully examined the Offering Memorandum and, in their opinion, the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) since the date of the Offering Memorandum no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum, (iii) as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct in all material respects and the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (iv) subsequent to the date of the most recent financial statements in the Offering Memorandum, there has been no development which could reasonably be expected to have a Material Adverse Effect, except as set forth in the Offering Memorandum, and (v) to the best of the Company's knowledge, without having made specific inquiry, as of the Closing Date, the MOU is in full force and effect and has not been modified or terminated.

                (o) Subsequent to the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereof), there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Offering Memorandum, the effect of which is, in the sole judgment of the Initial Purchasers, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Series A Securities as contemplated in the Offering Memorandum.

                (p) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Series A Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Series A Securities.

               (q) Subsequent to the execution and delivery of this Agreement
(i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of any of the Company's debt securities.

                (r) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended (other than pursuant to automatic suspension criteria currently in place) or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities (other than in Yugoslavia or Kosovo), there shall have been an escalation in hostilities involving the United States (other than in Yugoslavia or Kosovo) or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Initial Purchasers, impracticable or inadvisable to proceed with the sale or delivery of the Series A Securities on the terms and in the manner contemplated in this Agreement and the Offering Memorandum.

                (s) The Indentures shall have been duly executed and delivered by the Company and the Trustees, and the Series A Securities shall have been duly executed and delivered by the Company and duly authenticated by the applicable Trustee.

                (t) Each condition to closing contemplated by the Asset Purchase Agreement (other than the issuance and sale of the Securities pursuant hereto) shall have been satisfied or waived. There shall exist at and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents) no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default), breach or violation of the K4 Acquisition Documents, which default, breach or violation could reasonably be expected to have a Material Adverse Effect. On the Closing Date, each of the Asset Purchase Agreement, the Transition Services Agreement and the Intellectual Property Rights License Agreement shall have been entered into on terms that conform in all material respects to the descriptions thereof in the Offering Memorandum and the Initial Purchasers shall have received evidence satisfactory to them of the execution thereof and the contemplated consummation of the transactions contemplated thereby, including the acquisition by the Company of the manufacturing facility known as K4 from ASI. All documents necessary to consummate the closing of the transactions contemplated by the K4 Acquisition Documents shall have been executed by all parties thereto and shall have been placed in escrow such that the Initial Purchasers shall be reasonably satisfied that the closing of the transactions contemplated by the Asset Purchase Agreement will occur contemporaneously with the closing of the transactions contemplated hereunder.

                (u) The Initial Purchasers shall have received counterparts of the Registration Rights Agreements which shall have been executed and delivered by a duly authorized officer of the Company.

                (v) The Series A Securities shall have been approved by the NASD for trading in the PORTAL Market.

                (w) The Initial Purchasers shall have received a letter from ASI, addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, attaching the selected pro forma financial information for the year ended December 31, 1998 and at December 31, 1998 of ASI, which reflects the effect of the workout, the sale of K4, the elimination of the accounts of Anam Construction, Inc., and the initial equity investment by the Company pursuant to the Equity Investment Commitment Letter and stating that the assumptions and adjustments used in preparing such pro forma information are reasonable and fairly present, in all material respects, the workout, the sale of K4, the elimination of the accounts of Anam Construction, Inc., and the initial equity investment by the Company pursuant to the Equity Investment Commitment Letter and that such pro forma financial information has been reviewed by Samil Accounting Corporation and that they have not advised ASI that they believe any adjustments or changes to the pro forma information are required for a fair presentation of such pro forma information.

                All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

        7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company shall indemnify and hold harmless each Initial Purchaser, its officers, employees, representatives and agents and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act (collectively the "Initial Purchaser Indemnified Parties" and each an "Initial Purchaser Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Initial Purchaser Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse each Initial Purchaser Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon (i) an untrue statement or alleged untrue statement in or (ii) omission or alleged omission from the Preliminary Offering Memorandum or the Offering Memorandum or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through SG Cowen by or on behalf of any Initial Purchaser specifically for use therein, which information the parties hereto agree is limited to the Initial Purchasers' Information (as defined in Section 16). This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Initial Purchaser Indemnified Party.

                (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its officers, employees, representatives, agents, directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the "Company Indemnified Parties" and each a "Company Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Initial Purchasers specifically for use therein, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Initial Purchasers consists solely of the Initial Purchasers' Information. This indemnity agreement is not exclusive and will be in addition to any liability which the Initial Purchasers might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Company Indemnified Parties.

                (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (ii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by SG Cowen, if the indemnified parties under this Section 7 consist of any Initial Purchaser Indemnified Party, or by the Company if the indemnified parties under this
Section 7 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and (b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Series A Securities or if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Securities purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Initial Purchasers with respect to the Series A Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company through the Initial Purchasers for use in the Preliminary Offering Memorandum or the Offering Memorandum consists solely of the Initial Purchasers' Information. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this
Section 7(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), (i) no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Series A Securities purchased and resold by it were resold to Qualified Institutional Buyers less the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission, and (ii) any amount the Company would otherwise be required to contribute shall be reduced by the amount the Company has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                The Initial Purchasers' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint.

        8. TERMINATION. The obligations of the Initial Purchasers hereunder may be terminated by SG Cowen, in its absolute discretion by notice given to and received by the Company prior to delivery of and payment for the Series A Securities if, prior to that time, (a) any of the events described in Sections 6(n), 6(o), 6(p), 6(q), 6(r), or 6(t) have occurred or (b) this Agreement terminates pursuant to Section 10.

        9. REIMBURSEMENT OF INITIAL PURCHASERS' EXPENSES. If (a) this Agreement shall have been terminated pursuant to Section 8(a), (b) the Company shall fail to tender the Series A Securities for delivery to the Initial Purchasers for any reason permitted under this Agreement, or (c) the Initial Purchasers shall decline to purchase the Series A Securities for any reason permitted under this

Agreement the Company shall reimburse the Initial Purchasers for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Series A Securities, and upon demand the Company shall pay the full amount thereof to the SG Cowen.

        10. SUBSTITUTION OF INITIAL PURCHASERS. If any Initial Purchaser or Initial Purchasers shall default in its or their obligations to purchase shares of Series A Securities hereunder and the aggregate number of shares which such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase does not exceed ten percent (10%) of the principal amount of Series A Securities purchased, the other Initial Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase. If any Initial Purchaser or Initial Purchasers shall so default and the aggregate principal amount with respect to which such default or defaults occur is more than ten percent (10%) of the total principal amount to be purchased and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Series A Securities by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

                If the remaining Initial Purchasers or substituted Initial Purchasers are required hereby or agree to take up all or part of the Series A Securities of a defaulting Initial Purchaser or Initial Purchasers as provided in this Section 10, (i) the Company shall have the right to postpone the Closing Date for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Offering Memorandum, or in any other documents or arrangements, and (ii) the respective principal amount to be purchased by the remaining Initial Purchasers or substituted Initial Purchasers shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Initial Purchaser of its liability to the Company or the other Initial Purchasers for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of any non-defaulting Initial Purchaser or the Company, except expenses to be paid or reimbursed pursuant to Sections 5 and 9 and except the provisions of Section 7 shall not terminate and shall remain in effect.

        11. SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the several Initial Purchasers, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Initial Purchaser Indemnified Parties, and the indemnities of the several Initial Purchasers shall also be for the benefit of the Company Indemnified Parties.

        12. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the several Initial Purchasers, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company or any person controlling any of them and shall survive delivery of and payment for the Series A Securities.

        13. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

                (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to SG Cowen Securities Corporation
Attention: High Yield Syndicate, 1221 Avenue of the Americas, 13th Floor, New York, New York 10020, Attention: William Frauen (Fax: 212-278-5076);

                (b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Amkor Technology, Inc., 1345 Enterprise Drive, West Chester, Pennsylvania 19380, Attention: Chief Financial Officer (Fax: 610-431-3990).

        14. DEFINITION OF CERTAIN TERMS. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

        15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        16. INITIAL PURCHASERS' INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Initial Purchasers' Information consists solely of the following information in the Offering
Memorandum: (i) the information on the cover page concerning the terms of the offering by the Initial Purchasers; and (ii) the statements concerning the Initial Purchasers contained under the heading "Plan of Distribution."

        17. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

        18. GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended, modified or assigned, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Initial Purchasers.

        19. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                If the foregoing is in accordance with your understanding of the agreement among the Company and the several Initial Purchasers, kindly indicate your acceptance in the space provided for that purpose below.


                                        Very truly yours,

                                        AMKOR TECHNOLOGY, INC.


                                        By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:



                      SIGNATURE PAGE TO PURCHASE AGREEMENT

Accepted as of
the date first above written:

SG COWEN SECURITIES CORPORATION


By: /s/
   ----------------------------------
    Name:
    Title:

SALOMON SMITH BARNEY INC.


By: /s/
   ----------------------------------
    Name:
    Title:

BT ALEX. BROWN INCORPORATED


By: /s/
   ----------------------------------
    Name:
    Title:

NATIONSBANC MONTGOMERY SECURITIES LLC


By: /s/
   ----------------------------------
    Name:
    Title:

BANCBOSTON ROBERTSON STEPHENS INC.


By: /s/
   ----------------------------------
    Name:
    Title:

PRUDENTIAL SECURITIES INCORPORATED


By: /s/
   ----------------------------------
    Name:
    Title:



                      SIGNATURE PAGE TO PURCHASE AGREEMENT

                                   SCHEDULE A

                                                                             Principal
                                                                             Amount of
                                                            Principal        Series A
                                                            Amount of         Senior
                                                            Series A       Subordinated
                                                          Senior Notes         Notes
                                                              to be            to be
        Name                                                Purchased        Purchased
        ----                                              ------------     ------------
        SG Cowen Securities Corporation                   $252,875,000     $119,000,000
        Salomon Smith Barney Inc.                          $95,625,000      $45,000,000
        BT Alex. Brown Incorporated                        $25,500,000      $12,000,000
        NationsBanc Montgomery Securities LLC              $25,500,000      $12,000,000
        BancBoston Robertson Stephens Inc.                 $12,750,000       $6,000,000
        Prudential Securities Incorporated                 $12,750,000       $6,000,000
                                                           -----------       ----------
        Total                                             $425,000,000     $200,000,000
                                                          ============     ============